UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

DRIL-QUIP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

Reg. § 240.14a-101.

SEC 1913 (3-99)

DRIL-QUIP ENDORSEMENT_LINE SACKPACK 000004 C1234567890 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/DRQ or scan the QR code login details are located in the shaded bar below. Votes submitted electronically must be received by 1:00 a.m., Eastern Time, on May 12, 2021. Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Dril-Quip, Inc. Stockholder Meeting to be Held on May 12, 2021 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholder's meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report are available at: www.envisionreports.com/DRQ Easy Online Access - View your proxy materials and vote. Step 1: Go to www.envisionreports.com/DRQ. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials - If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 3, 2021 to facilitate timely delivery. 2 N O T C O Y +03F5MA

Stockholder Meeting Notice Dril-Quip, Inc.'s Annual Meeting of Stockholders will be held on May 12, 2021 at the Company's worldwide headquarters, 6401 N. Eldridge Parkway, Houston, TX, at 10:00 a.m., Central Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations. The Board of Directors recommend a vote FOR each of the nominees listed and FOR Proposals 2, 3 and 4. 1. Election of Directors. Nominees: 01- Steven L. Newman 02- Amy B. Schwetz 2. Approval of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021. 3. Advisory vote to approve compensation of the Company's named executive officers. 4. Amendment of 2017 Omnibus Incentive Plan of Dril-Quip, Inc. to increase the number of shares authorized for issuance. PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to the Dril-Quip, Inc. 2021 Annual Meeting DIRECTIONS FROM THE NORTH - VIA I-45 SOUTHTake I-45 South to exit 60 and turn onto Beltway 8 (Sam Houston Tollway). Take Beltway 8 to US 290 West/Northwest Freeway. Take US 290 West then exit N. Eldridge Pkwy. Make a left (south) onto Eldridge Parkway and travel approximately 2.5 miles. The building is located on the right. DIRECTIONS FROM THE SOUTH - VIA I-45 NORTH Take I-45 North merging left onto I-610 West. Continue on I-610 to exit 11. Take exit 11 to I-10 West and continue on I-10 West to exit 753A (Eldridge Parkway). Make a right (north) onto Eldridge Parkway and travel approximately 6 miles. The building is located on the left. DIRECTIONS FROM THE EAST - VIA I-10 WEST Take I-10 West to exit 753A (Eldridge Parkway). Make a right (north) onto Eldridge Parkway and travel approximately 6 miles. The building is located on the left. DIRECTIONS FROM THE WEST - VIA 1-10 EAST Take I-10 East to exit 753A (Eldridge Parkway). Make a right (north) onto Eldridge Parkway and travel approximately 6 miles. The building is located on the left. Here's how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials.PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. - Internet - Go to www.envisionreports.com/DRQ. Click Cast Your Vote or Request Materials.- Phone - Call us free of charge at 1-866-641-4276. - Email - Send an email to investorvote@computershare.com with "Proxy Materials Dril-Quip, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 3, 2021.